UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to §240.14a-12
StoneX Group Inc.
(Name of Registrant as Specified in Its Charter)
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee paid previously with preliminary materials.
[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STONEX GROUP INC.

230 Park Avenue
10th Floor
New York, New York 10169

June 30, 2023
Dear Stockholders:
You are cordially invited to attend a special meeting of stockholders of StoneX Group Inc. to be held at the Company's offices at 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri on Thursday, August 10, 2023 at 10:00 a.m. (Central Daylight Time). At the meeting, stockholders will be asked to vote on an amendment to the Company's restated certificate of incorporation (as amended, the "Certificate of Incorporation") to increase the number of authorized shares of common stock of the Company; an advisory vote on the frequency of the advisory vote on executive compensation; and to transact such other business as may properly come before the meeting.
We are using the "Notice and Access" method of providing proxy materials to you via the Internet. This process provides you with a convenient and quick way to access your proxy materials and vote your shares, while also conserving resources and reducing the costs of printing and mailing the proxy materials. On or about June 30, 2023, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and how to vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials.
The Notice of Special Meeting of Stockholders and the Proxy Statement that accompany this letter provide detailed information concerning the matters to be considered at the meeting.
Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the special meeting. Thank you for your continued support of StoneX Group Inc.
Sincerely,
John Radziwill
Chairman

Notice of Special Meeting of Stockholders
Thursday, August 10, 2023
10:00 a.m. Central Daylight Time
TO THE STOCKHOLDERS OF STONEX GROUP INC.
A special meeting of the stockholders of StoneX Group Inc., a Delaware corporation (the "Company" or “StoneX Group”), will be held on Thursday, August 10, 2023, at 10:00 a.m. Central Daylight Time, at the Company's offices at 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri, for the following purposes:
1.To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company;
2.To consider an advisory vote on the frequency of the advisory vote on executive compensation; and
3.To transact such other business as may properly come before the meeting.
The board of directors of the Company (the "Board of Directors" or "Board") has fixed the close of business on June 20, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting (the "Record Date").
Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, beginning on or about June 30, 2023, a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners as of the record date. As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referenced in the Notice of Internet Availability of Proxy Materials.
The Notice of Internet Availability of Proxy Materials also contains a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement and a form of proxy relating to the Special Meeting. These materials are available free of charge. The Notice of Internet Availability of Proxy Materials also contains information on how to access and vote the form of proxy.
Even if you plan to attend the special meeting, we request that you vote by one of the methods described in the proxy notification and thus ensure that your shares will be represented at the special meeting if you are unable to attend.
If you fail to vote, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.
June 30, 2023
New York, New York
By order of the Board of Directors,
SEAN M. O'CONNOR
Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, August 10, 2023. The Proxy Statement is available free of charge at: www.envisionreports.com/SNEX.

STONEX GROUP INC.
PROXY STATEMENT
Special Meeting of Stockholders
GENERAL
    The proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or "Board") of StoneX Group Inc., a Delaware corporation (the "Company" or "StoneX Group"), for use at the special meeting of stockholders to be held on Thursday, August 10, 2023, at 10:00 a.m. (Central Daylight Time), or at any adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting. The special meeting will be held at the Company's offices at 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri. The Company intends to mail its Notice of Internet Availability of Proxy Materials (the "Notice") and provide access to a website as referenced within the Notice on or about June 30, 2023 to all stockholders entitled to vote at the special meeting.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
When and where will the special meeting take place?
    The special meeting will be held on August 10, 2023 at 10:00 a.m. (Central Daylight Time), at the Company offices at 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?
    The "Notice and Access" rules of the Securities and Exchange Commission (the "SEC") permit us to furnish proxy materials, including this Proxy Statement, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will receive the Notice and will not receive printed copies of the proxy materials unless they request them. The Notice will be mailed beginning on or about June 30, 2023. The Notice includes instructions on how you may access and review all of our proxy materials via the Internet. The Notice also includes instructions on how you may vote your shares. If you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions in the notice for requesting such materials. Any request to receive proxy materials by mail or e-mail will remain in effect until you revoke it.
Can I vote my shares by filling out and returning the Notice?
    No. The Notice identifies the items to be voted on at the Special Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet or how to request a paper proxy card.
Why did I receive this Proxy Statement?
    You received this Proxy Statement because you held shares of the Company's common stock on June 20, 2023 (the "Record Date") and are entitled to vote at the special meeting. The Board of Directors is soliciting your proxy to vote at the meeting.
What am I voting on?
    You are being asked to vote on two items:
1.An amendment to the Company's restated certificate of incorporation (as amended, the "Certificate of Incorporation") to increase the number of authorized shares of common stock of the Company (see page 8); and
2.An advisory vote on the frequency of the advisory vote on executive compensation (see page 9).

How do I vote?
Stockholders of Record
    If you are a stockholder of record, there are four ways to vote:
•By toll free telephone at 1-800-652-8683;
•By internet at www.envisionreports.com/SNEX;
•If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the postage-paid envelope provided by the Company; or
•By voting at the meeting.
Street Name Holders
    Shares which are held in a brokerage account in the name of the broker are said to be held in "street name."
    If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.
    Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.
What is the deadline for voting via Internet or telephone?
    Internet and telephone voting is available through 11:59 p.m. (Eastern Daylight Time) on August 9, 2023 (the day before the special meeting).
What are the voting recommendations of the Board of Directors?
    The Board of Directors recommends that you vote in the following manner:
1.FOR the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock of the Company; and
2.FOR the approval of a frequency of every ONE YEAR for future non-binding stockholder advisory votes on executive compensation.
    Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.
Will any other matters be voted on?
    We do not know of any other matters that will be brought before the stockholders for a vote at the special meeting. If any other matter is properly brought before the meeting, your proxy would authorize the Chairman and the Chief Executive Officer of the Company to vote on such matters in their discretion.
Who is entitled to vote at the meeting?
    Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the special meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the special meeting, or any postponement or adjournment of the meeting.
How many votes do I have?
    You will have one vote for each share of the Company's common stock that you owned on the Record Date.
How many votes can be cast by all stockholders?
    The Company had 20,749,313 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?
    The holders of a majority of the Company's common stock outstanding on the Record Date must be present at the meeting in person or by proxy to fulfill the quorum requirement necessary to hold the meeting. This means at least 10,374,657 shares must be present in person or by proxy.
    If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy under which such broker cannot vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote on non-routine matters in the absence of instructions.
    We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.
What vote is required to approve each proposal?
    For the amendment of the Certificate of Incorporation (Proposal No. 1), the affirmative vote of the holders of a majority of the outstanding shares entitled to vote will be required for approval. Abstentions will have the effect of a vote against the proposal.
    For the advisory vote on the frequency of the advisory votes on executive compensation (Proposal No. 2), the frequency will be determined by a plurality of the votes cast. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation. Banks, brokers, and other nominees that do not receive voting instructions from beneficial owners may not vote on this Proposal No. 2, resulting in a "broker non-vote". Absentions and broker non-votes will have no effect.
Can I change my vote?
    Yes. If you are a stockholder of record, you may change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, you can attend the meeting, and vote at that time. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.
Who may attend the special meeting?
    Any person who was a stockholder of the Company on June 20, 2023 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.
What happens if I sign and return the proxy card but do not indicate how to vote on an issue?
    If you return a signed proxy card without indicating your vote, your shares will be voted as follows:
•FOR the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company; and
•FOR the approval of a frequency of every ONE YEAR for future non-binding stockholder advisory votes on executive compensation.
What is “householding” of proxy materials?
In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the Notice of Internet Availability. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please contact the Corporate Secretary at 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116, (515) 223-3797. Such additional copies will be delivered promptly upon receipt of such request.
In other cases, stockholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number listed above.

Who can help answer my questions?
    If you are a StoneX Group Inc. stockholder, and would like additional copies, without charge, of this Proxy Statement or if you have questions about the special meeting, including the procedures for voting your shares, you should contact:
David A. Bolte
Corporate Secretary
1251 NW Briarcliff Parkway, Suite 800
Kansas City, Missouri 64116
(515) 223-3797
PROPOSAL 1 - AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
    Overview

The Certificate of Incorporation currently authorizes the issuance of thirty-one million (31,000,000) shares of capital stock, consisting of 30,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares preferred stock, par value $.01 per share.

The Board of Directors has unanimously approved, subject to stockholder approval, a proposed certificate of amendment to the Certificate of Incorporation (the "Proposed Amendment") to increase the number of authorized shares of common stock of the Company from thirty million (30,000,000) shares to two hundred million (200,000,000) shares. The Board has declared the Proposed Amendment to be advisable and recommended that this proposal be presented to the Company's stockholders for approval.

If the stockholders approve this Proposal No. 1, the Company expects to file the Proposed Amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock of the Company. Upon filing the Proposed Amendment, the number of authorized shares of the Company will be increased from thirty million (30,000,000) shares of common stock to two hundred million (200,000,000) shares of common stock. The Proposed Amendment will not change the total number of authorized shares of preferred stock of the Company. The full text of the Proposed Amendment is set forth in Appendix A to this Proxy Statement.

Reasons for the Proposed Amendment

Our Certificate of Incorporation currently authorizes us to issue up to thirty-one million (31,000,000) shares of capital stock, consisting of 30,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of the Record Date, we had a total of approximately 20,749,313 shares of common stock outstanding, and approximately 1,714,681 additional shares of common stock reserved for issuance pursuant to our 2022 Omnibus Incentive Compensation Plan, 2013 Stock Option Plan and our 2017 restricted stock plan (collectively, “our equity plans”). As a result, on the Record Date, we had approximately 7,536,006 shares of common stock available for future issuance in excess of the outstanding common stock, our future obligations to issue common stock, and other shares of common stock that we had reserved under our equity plans.

The Board of Directors believes that it is important to have available for issuance a number of authorized shares of common stock that will be adequate to provide for future stock issuances to meet future corporate needs. If the Proposed Amendment is approved by the stockholders and filed with the Secretary of State of the State of Delaware and becomes effective, the shares of common stock authorized by the Certificate of Incorporation (as amended by the Proposed Amendment) will be available for issuance at such times and for such corporate purposes as the Board of Directors (or an authorized committee thereof) may deem advisable, including, without limitation, potential acquisitions, strategic partnerships, equity financings, equity incentives to employees, payments of future stock dividends, stock splits and other form of recapitalizations, in each case without further stockholder approval (except as may be required by applicable law or the rules of any stock exchange or stock market on which the common stock may be listed or traded).

In addition, in light of the recent historical trading price of the Company's common stock, the Board of Directors has contemplated whether a stock split of the Company's common stock in the form of a stock dividend may be appropriate. The trading price of our common stock has risen significantly over the past several years, reflecting consistently strong performance of the Company. The price of one share of our common stock on May 1, 2018 was $45.20 and the closing market price of one share of our common stock on June 20, 2023 was $89.40 as reported on the Nasdaq Stock Market. We believe this considerable price appreciation may be affecting the liquidity of our common stock, making it more difficult to efficiently trade and less affordable to certain classes of investors and, therefore, potentially less attractive to certain investors. The Board believes that declaring and paying a stock dividend may support liquidity in the trading of our common stock and make the common stock more attractive to a broader range of investors.

In the event such a stock dividend is declared and paid, we would also make appropriate adjustments to our equity plan and outstanding equity-based awards. As a result, the stock dividend would increase the number of shares of common stock issued and outstanding and the number of shares of common stock authorized for issuance under our equity plans. However, without an increase in our authorized shares, there would likely not be enough authorized shares of common stock to effect a meaningful split of our common stock. The decision by the Board of Directors whether to approve a stock split in the form of a stock dividend will depend upon various factors including, but not limited to, the then-current trading price of the Company’s common stock, our financial condition including shareholders’ equity and results of operations, capital requirements, domestic and international market conditions, and general economic conditions, and any other factors deemed relevant by our Board. Even if the Proposed Amendment is approved by stockholders at the special meeting, the Board of Directors may, in its discretion, determine to not approve a stock split of the common stock.

Certain Risks Associated with the Proposed Amendment

Future issuances of shares of common stock could have a dilutive effect on the earnings per share, voting power and percentage stockholdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. We do not believe, however, that the Proposed Amendment would have an anti-takeover effect, and we have not proposed the increase in the authorized number of shares of common stock with the intention of using the additional shares for anti-takeover purposes.

Effectiveness of the Proposed Amendment

If the Proposed Amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the special meeting. If the Proposed Amendment is not approved by the Company's stockholders, the number of authorized shares of common stock will remain unchanged.

Required Vote

For the amendment of the Company's Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote will be required for approval. Abstentions will have the effect of a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF STONEX GROUP INC.

PROPOSAL 2 - ADVISORY VOTE ON FREQUENCY OF STOCKHOLDER VOTE
ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on executive compensation should occur every one, two or three years. Stockholders shall also have the option to abstain from voting on the matter. In 2017, stockholders recommended that advisory votes on executive compensation be held on an annual basis. As a result, the Board of Directors adopted a policy providing for annual stockholder advisory votes to approve the Company's executive compensation, and we have submitted such proposals to our stockholders at each Annual Meeting since 2017.
Pursuant to Section 14A of the Exchange Act, the stockholder vote on the frequency of the advisory vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors.
Although the vote is non-binding, the Compensation Committee and the Board value the opinions of stockholders and will consider the outcome of the vote when determining the frequency of the stockholder vote on executive compensation.

The Board of Directors has determined that an advisory stockholder vote on executive compensation every one year is the best approach for the Company and its stockholders for following reasons:

•A one-year cycle provides investors with a regular opportunity to evaluate the effectiveness of the Company’s incentive programs, compensation strategies and the total Company performance; and
•A one-year cycle provides the Board of Directors and the Compensation Committee with a regular opportunity to evaluate and respond to stockholder input and effectively implement any desired changes to the Company's executive compensation program.

If no voting specification of abstention is made on a properly returned or voted proxy card, Sean M. O’Connor or John Radziwill (proxies named on the proxy card) will vote FOR ONE YEAR for the frequency of the advisory vote on executive compensation described in this Proposal No. 2.

This non-binding advisory vote must be submitted to stockholders at least once every six years and we expect that our next say on pay frequency vote will occur at our 2029 Annual Meeting of Stockholders.

Required Vote

For the advisory vote on the frequency of the advisory votes on executive compensation, the frequency will be determined by a plurality of the votes cast. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation. Banks, brokers, and other nominees that do not receive voting instructions from beneficial owners may not vote on this Proposal No. 2, resulting in a “broker non-vote.” Abstentions and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR ONE YEAR" ON PROPOSAL NO. 2 REGARDING THE FREQUENCY OF THE STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION. NOTE: STOCKHOLDERS ARE NOT VOTING TO APPROVE OR DISAPPROVE THE BOARD OF DIRECTORS’ RECOMMENDATION REGARDING THIS PROPOSAL NO. 2.

OTHER MATTERS
    The Board of Directors does not know of any other matters that will be presented for consideration at the special meeting. If any other matters are properly brought before the special meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
    The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of the most recent report date in the case of institutional investors and funds, or as of May 15, 2023, by:
•each person known by the Company to own more than 5% of the Company's common stock,
•each Director of the Company,
•each of the Company's executive officers named in the “2022 Summary Compensation Table”,
•additional executive officers identified of the Company, and
•all of the Company's executive officers and Directors of the Company as a group.

Name	Number of Shares Beneficially Owned (1) (2)	Percent of Class
Institutions and Funds
BlackRock, Inc. (3)	2,790,008	13.45%
The Vanguard Group, Inc. (4)	1,161,980	5.60%
Officers and Directors
Sean M. O'Connor (5) (6) (7)	1,271,131	6.11%
Scott J. Branch (8) (9)	739,800	3.58%
John Radziwill (10) (11)	463,545	2.24%
Philip A. Smith (12)	200,696	*
William J. Dunaway (13)	106,847	*
Xuong Nguyen (14)	86,575	*
Charles M. Lyon (15)	81,531	*
Mark Maurer (16)	71,652	*
Glenn Stevens (17)	62,201	*
John M. Fowler (18)	57,359	*
Diego A. Rotsztain (19)	22,607	*
Abbey Perkins (20)	16,761	*
Aaron M. Schroeder (21)	14,484	*
Eric Parthemore (22)	15,896	*
Dhamu R. Thamodaran (23)	13,638	*
Steven Kass (24)	12,949	*
Diane L. Cooper (25)	8,253	*
Annabelle Bexiga (26)	5,416	*

All Directors and executive officers as a group (18 persons) (27)	3,251,341	15.45%
*Less than 1.0%
(1)    Except as otherwise noted, all shares were owned directly with sole voting and investment power.
(2)    Includes shares of common stock that can be acquired under vested stock options within 60 days from May 15, 2023 and unvested restricted shares granted through May 15, 2023.
(3)    Derived from the Schedule 13G/A filed on January 23, 2023. The Schedule 13G/A reported that BlackRock, Inc. beneficially owned 2,790,008 shares of our common stock, with sole voting power over 2,755,348 shares, shared voting power over zero shares, sole dispositive power over 2,790,008 shares, and shared dispositive power over zero shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(4)    Derived from the Schedule 13G filed on February 9, 2023. The Schedule 13G reported that The Vanguard Group beneficially owned 1,161.980 shares of our common stock, with sole voting power over zero shares, shared voting power over 13,658 shares, sole dispositive power over 1,134,122 shares and shared dispositive power over 27,858 shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
(5)    The address of Sean M. O'Connor is 230 Park Avenue, 10th Floor, New York, New York 10169.

    (6)    Includes 780,434 shares held by Darseaker Limited Trust.  Family members of Mr. O'Connor may become beneficiaries of the Trust.
(7)    Includes 80,000 shares that Mr. O'Connor may acquire under vested stock options and 34,127 unvested restricted shares. 152,480 of these shares were held in a margin account as of May 15, 2023.
(8)    Includes 376,000 shares owned by Mr. Branch's spouse, Barbara Branch.
(9)    Includes 2,415 unvested restricted shares.
(10)    Includes 3,986 unvested restricted shares.
(11)    Includes 424,515 shares owned through Basic Management Company Inc.
(12)    Includes 40,000 shares that Mr. Smith may acquire under vested stock options and 27,507 unvested restricted shares.
(13)    Includes 40,000 shares that Mr. Dunaway may acquire under vested stock options and 16,911 unvested restricted shares.
(14)    Includes 40,000 shares that Mr. Nguyen may acquire under vested stock options and 17,775 unvested restricted shares.
(15)    Includes 40,000 shares that Mr. Lyon may acquire under vested stock options and 21,498 unvested restricted shares. 10,000 of these shares were held in a margin account as of May 15, 2023.
(16)    Includes 40,000 shares that Mr. Maurer may acquire under vested stock options and 16,911 unvested restricted shares.
(17)    Includes 10,000 shares that Mr. Stevens may acquire under vest stock options and 17,612 unvested restricted shares.
(18)    Includes 3,380 unvested restricted shares and 1,600 shares owned by Mr. Fowler's spouse. 13,000 of these shares were held in a margin account as of May 15, 2023.
(19)    Includes 7,500 shares that Mr. Rotsztain may acquire under vested stock options and 8,293 unvested restricted shares.
(20)    Includes 7,500 shares that Ms. Perkins may acquire under vested stock options and 5,760 unvested restricted shares.
(21)    Includes 2,717 unvested restricted shares.
(22)    Includes 3,416 unvested restricted shares.
(23)    Includes 2,902 unvested restricted shares.
(24)    Includes 3,681 unvested restricted shares.
(25)    Includes 3,057 unvested restricted shares.
(26)    Includes 2,415 unvested restricted shares.
(27)    Includes 305,000 shares issuable upon the exercise of currently vested stock options and 194,363 unvested restricted stock shares.

GENERAL INFORMATION
Stockholder Proposals
    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2024 annual meeting of stockholders pursuant to Rule 14a-8 and that stockholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company at its corporate offices no later than September 22, 2023, which is 120 calendar days prior to the first anniversary of this year's mailing date. Such proposals must comply with the procedures and requirements of Rule 14a-8. Stockholder proposals failing to comply with Rule 14a-8 will be excluded. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of Director nominees other than our nominees at the Company's 2024 annual meeting of stockholders must provide notice that sets forth all information required by Rule 14a-19 under the Exchange Act. Such notice must be postmarked or electronically transmitted to the Company no later than January 1, 2024 (or, if the Company's 2024 annual meeting of stockholders is called for a date that is not within 30 calendar days of the anniversary of the date of the 2023 annual meeting of stockholders, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made).
    If a stockholder wishes to present a proposal at the Company's 2024 annual meeting or to nominate one or more Directors and the proposal is not intended to be included in the Company's Proxy Statement relating to that meeting, the stockholder must give advance written notice to the Company by December 6, 2023, as required by SEC. In accordance with Rule 14a-4(c)(1) under the Exchange Act, the Company will not be required to present such proposal if notice is untimely.
    Any stockholder filing a written notice of nomination for Director must describe various matters regarding the nominee and the stockholder, including such information as name, address, occupation and shares held. Any stockholder filing a notice to bring other business before a stockholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any stockholder upon written request. Any of the foregoing notices must be sent to our Secretary at the following address: StoneX Group Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116, with a copy to StoneX Group Inc., Attention: Chief Governance and Legal Officer, 230 Park Avenue, 10th Floor, New York, New York 10169.
Solicitation
    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by Directors, officers or other regular employees of the Company. No additional compensation will be paid to Directors, officers or other regular employees for such services.
Availability of Annual Report on Form 10-K
    The Company will provide the Company's Annual Report on Form 10-K for fiscal year 2022 to stockholders, without charge, upon written request. Such requests should be submitted to StoneX Group Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116. Exhibits to the Annual Report on Form 10-K will also be provided upon specific request.

John Radziwill
Chairman
June 30, 2023

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE RESTATED
CERTIFICATE OF INCORPORATION
OF
STONEX GROUP INC.

StoneX Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

1.The Corporation hereby amends and restates Article Fifth, Section 4(a)(i) of its Restated Certificate of Incorporation (the “Certificate of Incorporation”) in its entirety to read as follows:

“Common Stock. The aggregate number of shares of common stock which the Corporation shall have the authority to issue is 200,000,000 with a par value of $0.01 per share.”

2.    That the foregoing amendment of the Certificate of Incorporation has been duly approved by the Board of Directors of the Company in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware.

3.    That the foregoing amendment of the Certificate of Incorporation has been duly approved by the stockholders of the Company in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

4.    That the aforesaid amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

StoneX® VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by August 9, 2023 at 11:59 P.M., Eastern Time.

Online
Go to **www.envisionreports.com/SNEX**
or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/SNEX

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas. ☒

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A Proposals — The Board of Directors recommends a vote FOR Proposal 1 and for every 1 YEAR on Proposal 2.

	1 Year	2 Years	3 Years	Abstain
2. To approve the advisory (non-binding) vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

03UHNB

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SNEX

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — STONEX GROUP INC.

Notice of 2023 Special Meeting of Shareholders

Proxy Solicited by Board of Directors for Special Meeting on August 10, 2023

John Radziwill or Sean M. O'Connor, (the "Proxies"), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of StoneX Group Inc. to be held on August 10, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 and for every 1 YEAR on Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.